                         OPPENHEIMER MIDCAP FUND
                Supplement dated January 28, 2004 to the
                   Prospectus dated December 23, 2003

The Prospectus  supplement  dated December 29, 2003 is hereby  withdrawn.  The
Prospectus is changed as follows:

The third  paragraph  under the bulleted  point  entitled  "Investing  for the
Shorter  Term" of the  section  entitled  "WHICH  CLASS OF SHARES  SHOULD  YOU
CHOOSE?"  which  appears  on page 19 should be  deleted  in its  entirety  and replaced with the following:

      And for non-retirement  plan investors who invest $1 million or more, in most  cases  Class A shares  will be the most  advantageous  choice,  no matter  how  long you  intend  to hold  your  shares.  For that  reason, effective  February 2, 2004,  the  Distributor  normally will not accept purchase  orders of  $250,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

January 28, 2004                                            PS0745.025